EXHIBIT 32.1
Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Epic Energy Resources, Inc. (the “Company”) for the quarter ended March 31, 2010, each of the undersigned: John S. Ippolito, the Chief Executive Officer of the Company and Michael Kinney, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2010	/s/John S. Ippolito
John S. Ippolito, Chief Executive Officer (Principal Executive Officer)

Dated: May 13, 2010	/s/ Michael Kinney
Michael Kinney, Chief Financial Officer (Principal Accounting Officer)